Property, plant and equipment and Exploration and evaluation assets	12 Months Ended
Mar. 31, 2019
Text block [abstract]
Property, plant and equipment and Exploration and evaluation assets

14. Property, plant and equipment and Exploration and evaluation assets –

	Mining property	Land and buildings	Plant and equipment	Oil and Gas Properties	Others	Assets under construction	Total	Exploration and evaluation assets	Total	Total
	₹ in million	₹ in million	₹ in million	₹ in million	₹ in million	₹ in million	₹ in million	₹ in million	₹ in million	US dollars in million
Gross Block
As at April 01, 2017	170,465	106,542	713,598	633,757	10,132	158,337	1,792,831	660,672	2,453,503
Additions	5,286	955	7,050	9,078	622	54,629	77,620	1,131	78,751
Transfers/ Reclassifications	10,945	682	49,619	1,985	69	(61,315)	1,985	(1,985)	—
Disposals/ adjustments	(1)	(48)	(8,201)	(140)	(185)	(262)	(8,837)	(633)	(9,470)
Unsuccessful exploration cost	—	—	—	—	—	—	—	(1)	(1)
Acquisition through business combination (Refer Note 4(b))	—	3,140	10,510	—	196	1,630	15,476	—	15,476
Foreign exchange	4,170	1,241	4,914	2,110	186	1,612	14,233	2,094	16,327

As at March 31, 2018	190,865	112,512	777,490	646,790	11,020	154,631	1,893,308	661,278	2,554,586	36,937

Additions	11,473	5,129	18,764	32,684	1,284	38,028	107,362	5,526	112,888	1,632
Transfers/ Reclassifications	20,729	10,914	29,661	591,826	2,613	(63,929)	591,814	(591,826)	(12)	0
Disposals/ adjustments	(531)	(156)	(9,300)	(136)	(342)	(1,184)	(11,649)	—	(11,649)	(168)
Acquisition through business combination (Refer Note 4(a))	—	8,910	34,895	—	76	4,568	48,449	—	48,449	701
Unsuccessful exploration cost	—	—	—	—	—	—	—	(497)	(497)	(7)
Foreign exchange	(4,864)	(1,107)	(4,546)	34,626	(222)	(813)	23,074	47,984	71,058	1,027

As at March 31, 2019	217,672	136,202	846,964	1,305,790	14,429	131,301	2,652,358	122,465	2,774,823	40,122

Accumulated depreciation, depletion, amortisation and impairment
As at April 01, 2017	84,605	21,077	207,823	584,258	6,234	11,707	915,704	561,820	1,477,524
Charge for the year	10,573	3,088	30,604	29,694	629	—	74,588	—	74,588
Disposals/adjustments	0	0	(7,296)	(140)	(105)	—	(7,541)	—	(7,541)
Transfers/ Reclassifications	—	(186)	(120)	—	(38)	344	—	—	—
Impairment[1](Charge/ (reversal))	41,140	823	1,847	(32,216)	31	3,114	14,739	(61,062)	(46,323)
Foreign exchange	1,453	732	3,091	1,827	98	21	7,222	1,215	8,437

As at March 31, 2018	137,771	25,534	235,949	583,423	6,849	15,186	1,004,712	501,973	1,506,685	21,785

Charge for the year	14,439	4,915	32,811	42,595	958	—	95,718	—	95,718	1,384
Disposals/adjustments	—	(153)	(6,624)	(125)	(287)	—	(7,189)	—	(7,189)	(103)
Transfers/reclassifications	(2)	422	(639)	443,876	207	—	443,864	(443,876)	(12)	—
Impairment[1](Charge/ (reversal))				(2,611)		—	(2,611)	—	(2,611)	(38)
Foreign exchange	(1,534)	(774)	(2,996)	31,998	(104)	430	27,020	36,408	63,428	917

As at March 31, 2019	150,674	29,944	258,501	1,099,156	7,623	15,616	1,561,514	94,505	1,656,019	23,945

Net book value / Carrying amount
As at March 31, 2017	85,860	85,465	505,775	49,499	3,898	146,630	877,127	98,852	975,979
As at March 31, 2018	53,094	86,978	541,541	63,367	4,171	139,445	888,596	159,305	1,047,901
As at March 31, 2019	66,998	106,258	588,463	206,634	6,806	115,685	1,090,844	27,960	1,118,804	16,177

1.

The Group has identified CGU in its Oil and Gas segment at the PSC level as it is the smallest group of assets that generates cash inflows and are largely independent of the cash inflows from other assets or group of assets.

(i)

During the year ended March 31, 2019, the Group has recognized net impairment reversal of ₹ 2,611 million ($ 38 million) in respect of Oil & Gas Block KG-ONN-2003/1 (CGU) on booking of commercial reserves and subsequent commencement of commercial production. A tax charge of ₹ 910 million ($ 13 million) has been recognized against the same. The impairment reversal has been recorded against Oil & Gas producing facilities. The recoverable amount of the Group’s share in KG-ONN-2003/1 (CGU) was determined to be ₹ 2,075 million ($ 30 million).

The recoverable amount of the KG-ONN-2003/1 CGU was determined based on the fair value less costs of disposal approach, a level-3 valuation technique in the fair value hierarchy, as it more accurately reflects the recoverable amount based on our view of the assumptions that would be used by a market participant. This is based on the cash flows expected to be generated by the projected oil and natural gas production profiles up to the expected dates of cessation of production sharing contract (PSC)/cessation of production from each producing field based on the current estimates of reserves and risked resources. Reserves assumptions for fair value less costs of disposal tests consider all reserves that a market participant would consider when valuing the asset, which are usually broader in scope than the reserves used in a value-in-use test. Discounted cash flow analysis used to calculate fair value less costs of disposal uses assumption for short-term oil price of US $ 62 per barrel for the year ended March 31, 2019 and scales upto long-term nominal price of US $ 65 per barrel by year ended March 31, 2022 derived from a consensus of various analyst recommendations. Thereafter, these have been escalated at a rate of 2.5% per annum. The cash flows are discounted using the post-tax nominal discount rate of 11.8% derived from the post-tax weighted average cost of capital. The sensitivities around change in crude price and discount rate are not material to the financial statements.

(ii)	During the year ended March 31, 2018, the Group had recognized net impairment reversal of ₹ 93,278 million on its assets in the oil and gas segment comprising of:

I) Reversal of previously recorded impairment charge of ₹ 94,381 million relating to Rajasthan oil and gas block (“CGU”) mainly following the progress on key growth projects expected to result in the enhanced recovery of resources in a commercially viable manner leading to a higher forecast of oil production and adoption of integrated development strategy for various projects leading to savings in cost. Of this reversal, ₹ 32,216 million reversal had been recorded against oil and gas properties and ₹ 62,164 million reversal had been recorded against exploratory and evaluation assets. The recoverable amount of the CGU of ₹ 163,687 million ($ 2,514 million), was determined based on the fair value less costs of disposal approach, a level-3 valuation technique in the fair value hierarchy, as it more accurately reflects the recoverable amount based on our view of the assumptions that would be used by a market participant. This was based on the cash flows expected to be generated by the projected oil and natural gas production profiles up to the expected dates of cessation of production sharing contract (PSC)/cessation of production from each producing field based on current estimates of reserves and risked resources. Reserves assumptions for fair value less costs of disposal discounted cash flow tests consider all reserves that a market participant would consider when valuing the asset, which are usually broader in scope than the reserves used in a value-in-use test. Discounted cash flow analysis used to calculate fair value less costs of disposal use assumption for oil price of $ 62 per barrel for next one year (March 2017: $ 58 per barrel) and scales upto the long-term nominal price of $ 65 per barrel over the next 3 years thereafter (March 2017: $ 70 per barrel) derived from a consensus of various analyst recommendations. Thereafter, these had been escalated at a rate of 2.5% per annum (March 2017: 2.5% per annum). The cash flows were discounted using the post-tax nominal discount rate of 10.1% (March 2017: 10.2%) derived from the post-tax weighted average cost of capital after factoring in the risks ascribed to PSC extension including successful implementation of key growth projects. Based on the sensitivities carried out by the Group, change in crude price assumptions by $ 1/bbl and changes to discount rate by 0.5% would lead to a change in recoverable value by ₹ 4,167 million and ₹ 3,451 million respectively.

II) Impairment charge of ₹ 1,102 million representing the carrying value of assets relating to exploratory wells in Block PR-OSN-2004/1 which has been relinquished during the previous year.

(iii)

(a) During the year ended March 31, 2017, the Group had recognised net impairment reversal of ₹ 845 million relating to Rajasthan oil and gas block. The impairment loss had been included in cost of sales. Of this net reversal, charge of ₹ 4,225 million had been recorded against oil and gas properties and reversal of ₹ 5,070 million against exploratory and evaluation assets.

For oil and gas properties, Cash Generating Units identified are on the basis of a PSC (‘Production Sharing Contract’) level as it is the smallest group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or group of assets.

(b) During the year ended March 31, 2018, the Group had recognized total impairment charge of ₹ 48,599 million as against the net carrying value of ₹ 56,037 million on its iron ore assets in Goa in the iron ore segment. Pursuant to an order passed by the Hon’ble Supreme Court of India on February 07, 2018, the second renewal of the mining leases granted by the State of Goa in 2014-15 to all miners including Vedanta were cancelled. Consequentially, all mining operations stopped with effect from March 16, 2018 until fresh mining leases (not fresh renewals or other renewals) and fresh environmental clearances are granted in accordance with the provisions of The Mines and Minerals (Development and Regulation) (MMDR) Act.

Significant uncertainty exists over the resumption of mining at Goa under the current leases. The Group had assessed the recoverable value of all its assets and liabilities associated with existing mining leases which led to an impairment charge in March 2018. The recoverable value of the mining reserve (grouped under ‘mining property and leases’) had been assessed as Nil, as there is no reasonable certainty towards re-award of these mining leases. Similarly, upon consideration of past precedence, the provision for restoration and rehabilitation with respect to these mines has been assessed as Nil, as the Group believes that the same would be carried out by the future successful bidder at the time of mine closure. The net recoverable value of other assets and liabilities had been assessed at ₹ 7,415 million based on the fair value less cost of sales methodology using a level 3 valuation technique. The fair value was determined based on the estimated selling price of the individual assets using depreciated replacement cost method. Out of the total impairment charge of ₹ 48,599 million, ₹ 43,841 million had been recognized under property, plant and equipment, ₹ 601 million had been recognized under assets under construction and ₹ 4,157 million had been recognized under other net assets.

(c) During the year ended March 31, 2018, the Group had recognised a loss of ₹ 2,513 million relating to certain items of asset under construction at the aluminium operations, which are no longer expected to be used.

(d) During the year ended March 31, 2017, Group made a provision for impairment of ₹ 2,007 million relating to certain old items of asset under construction at the Alumina refinery operations.

2.	Plant and equipment includes refineries, smelters, power plants, aircrafts, ships, river fleets, railway sidings and related facilities.

3.	During the year ended March 31, 2017, 2018 and 2019, interest capitalised was ₹ 6,690 million, ₹ 3,484 million and ₹ 8,345 million ($ 121 million) respectively.

4.	Certain property, plant and equipment are pledged as collateral against borrowings, the details related to which have been described in Note 22 on “Borrowings”.

5.

Land includes 40 quarters at Bidhan Bagh Unit and 300.88 acres of land at Korba and Bidhan Bagh which have been occupied without authorisation for which Group is evaluating evacuation options and the Group has filed the civil suits for the same.

6.

The land transferred to BALCO by National Thermal Power Corporation Ltd. (NTPC) vide agreement dated June 20, 2002 comprising of 171.44 acres land for BALCO’s 270 MW captive power plant and it’s allied facilities and 34.74 acres land for staff quarters of the said captive power plant is yet to be registered in favour of BALCO due to non availability of title deeds from NTPC. The arbitration is pending between Balco and NTPC (presently in appeal before Delhi High Court), in which transfer of title deeds is also sub-judice and is posted for hearing on October 15, 2019.

7.

The Division Bench of the Hon’ble High Court of Chhattisgarh has vide its order dated February 25, 2010, upheld that BALCO is in legal possession of 1,804.67 acres of Government land. Subsequent to the said order, the State Government has decided to issue the lease deed in favour of BALCO after the issue of forest land is decided by the Hon’ble Supreme Court. In the proceedings before the Hon’ble Supreme Court, pursuant to public interest litigations filed, it has been alleged that land in possession of BALCO is being used in contravention of the Forest Conservation Act, 1980 even though the said land has been in its possession prior to the promulgation of the Forest Conservation Act, 1980 on which its Aluminium complex, allied facilities and township were constructed between 1971-76. The Central Empowered Committee of the Supreme Court has already recommended ex-post facto diversion of the forest land in possession of BALCO. The matter is presently sub-judice before the Hon’ble Supreme Court to be listed in due course.

8.

Property, plant and Equipment and exploration and evaluation assets net block includes share of jointly owned assets with the joint venture partners of ₹ 222,074 million and ₹ 230,411 million ($ 3,332 million) as at March 31, 2018 and 2019 respectively. Refer Note 3(c) for reasons for transfer of exploration and evaluation assets to property, plant and equipment.

9.	Depreciation charge for the year includes ₹ 97 million ($ 1 million) capitalised as property, plant and equipment during the year ended March 31, 2019.

10.

Oil and Gas Properties includes development assets under construction of carrying value ₹ 22,070 million and ₹ 104,933 million ($ 1,517 million) during the year ended March 31, 2018 and 2019 respectively.

11.	Title deeds of land of 206 acres relating to Electrosteel Steels Limited which was acquired during the year is not available with the Group. The Group is in the process of having the same regularised.

12.	Also Refer Note 3(c) (x) relating to assets at Copper plant where operations are suspended.